UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2026

Keurig Dr Pepper Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-33829	98-0517725
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6425 Hall of Fame Lane, Frisco, Texas 75034

(Address of principal executive offices) (Zip Code)

(800) 527-7096

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KDP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Term Loan Agreement

On March 6, 2026, Keurig Dr Pepper Inc. (“KDP” or the “Company”) entered into an amendment (the “Amendment No. 1”) to its Term Loan Agreement, dated as of December 18, 2025 (the “Term Loan Agreement”, as amended by Amendment No. 1, the “Amended Term Loan Agreement”), with Maple Parent Holdings Corp., a Delaware corporation and a wholly-owned subsidiary of the Company (“Maple” or the “Issuer”), the guarantors party thereto, the lenders party thereto and Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent.

Pursuant to the Amendment No. 1, Maple joined and became a party to the Amended Term Loan Agreement as a “Borrower” and agreed to be jointly and severally liable, together with KDP, for all obligations of KDP and Maple under the Amended Term Loan Agreement. The Amendment No. 1 also provides that, upon completion of KDP’s previously announced separation of its coffee and beverage businesses (the “Separation”), KDP shall be automatically released from the Amended Term Loan Agreement and all of its obligations and liabilities thereunder will automatically terminate. Following the Separation, Maple will be the sole Borrower under the Amended Term Loan Agreement. Maple also separately agreed to guarantee all of KDP’s senior notes. Such guarantees will terminate upon the Separation.

In addition, the Amendment No. 1 will, among other things, extend the maturity of €2.6 billion of the term loan to the date that is 15 months from the date of initial funding under the Amended Term Loan Agreement. The maturity of the remaining €7.75 billion of the term loan will not be modified and will continue to be the date that is 364 days after the date of initial funding under the Amended Term Loan Agreement. The Company expects to use borrowings under the Amended Term Loan Agreement, along with other financing sources, to fund the Company’s previously announced acquisition (the “JDE Peet’s Acquisition”) of JDE Peet’s N.V. (“JDE Peet’s”) and to pay related fees and expenses in connection therewith.

The foregoing description of the Amendment No. 1 is qualified in its entirety by reference to the full text of the Amendment No. 1, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information in Item 1.01 regarding the Amendment No. 1 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure

Financial Information

In connection with the proposed offering of notes (as described below under Item 8.01), the Company is providing potential investors with certain financial information regarding KDP Coffee Co and Global Coffee Co. As used herein, (1) “KDP Coffee Co” refers to (A) the “U.S. Coffee” operating segment of the Company, excluding the sales related to the distribution of ready-to-drink La Colombe coffee beverages, and (B) that portion of the “International” operating segment of the Company consisting of sales in Canada from the manufacture and distribution of finished goods relating to single serve brewers, K-Cup pods, AltaRounds pressed coffee and other coffee products, in each case as described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and (2) “Global Coffee Co.” refers to the planned publicly traded company that is expected to hold (A) KDP Coffee Co and (B) the business of JDE Peet’s and its subsidiaries upon completion of the JDE Peet’s Acquisition and the Separation.

The financial information provided for KDP Coffee Co includes audited combined financial information, consisting of combined statements of income, combined statements of comprehensive income, combined balance sheets, combined statements of cash flows, and combined statements of changes in stockholders’ equity for the years ended December 27, 2025, December 28, 2024 and December 30, 2023 and as of December 27, 2025 and December 28, 2024, together with the notes thereto, and the report of KDP Coffee Co’s independent auditor thereon (the “KDP Coffee Co Financial Statements”).

The Company is also providing potential investors with (i) unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2025 (the “Unaudited Pro Forma Condensed Combined Financial Information of the Company”), and (ii) unaudited pro forma condensed combined financial information of Global Coffee Co. as of and for the year ended December 31, 2025 (the “Unaudited Pro Forma Condensed Combined Financial Information of Global Coffee Co.” and, collectively with the KDP Coffee Co Financial Statements and the Unaudited Pro Forma Condensed Combined Financial Information of the Company, the “Financial Information”).

The unaudited pro forma condensed combined statement of income of KDP combines the historical statements of income of the Company and JDE Peet’s, as adjusted and converted, and gives effect to adjustments reflecting the accounting for the JDE Peet’s Acquisition and related transactions (the “Transactions”) (other than the Separation) as if such transactions occurred on January 1, 2025. The unaudited pro forma condensed combined statement of income of Global Coffee Co. combines the historical statements of KDP Coffee Co and JDE Peet’s, as adjusted and converted, and gives effect to adjustments reflecting the accounting for the Transactions (other than KDP’s contemplated issuance of 4.5 million shares of convertible preferred stock (the “Preferred Investment”)) as if such transactions occurred on January 1, 2025. The unaudited pro forma condensed combined balance sheet of KDP combines the historical balance sheets of KDP and JDE Peet’s, as adjusted and converted, as of December 31, 2025 and gives effect to adjustments reflecting the accounting for the Transactions (other than the Separation) as if such transactions occurred on December 31, 2025. The unaudited pro forma condensed combined balance sheet of Global Coffee Co. combines the historical balance sheets of KDP Coffee Co and JDE Peet’s, as adjusted and converted, as of December 31, 2025 and gives effect to adjustments reflecting the accounting for the Transactions (other than the Preferred Investment) as if such transactions occurred on December 31, 2025.

The unaudited pro forma condensed combined financial information of KDP and Global Coffee Co., as applicable, is based on available information and certain assumptions that the Company believes are reasonable. The assumptions and estimates underlying the unaudited pro forma condensed combined financial information are described in the accompanying notes thereto, which should be read together with the unaudited pro forma condensed combined financial information. The unaudited pro forma condensed combined financial information of KDP is presented for informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations that we would have reported had the Transactions (other than the Separation) actually occurred during the periods and as of the dates presented, and the unaudited pro forma condensed combined financial information of KDP does not purport to project our results of operations or financial condition as of any future date or for any future period. The unaudited pro forma condensed combined financial information of Global Coffee Co. is presented for informational purposes only and is not intended to represent or be indicative of the financial condition or results of operations that we would have reported had the Transactions (other than the Preferred Investment) actually occurred during the periods and as of the dates presented, and the unaudited pro forma condensed combined financial information of Global Coffee Co. does not purport to project our results of operations or financial condition as of any future date or for any future period.

The Financial Information is furnished herewith as Exhibits 99.1, 99.2 and 99.3, each of which is incorporated herein by reference.

The information presented in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act or the Exchange Act.

Item 8.01. Other Events

Proposed Offering of Notes

In connection with the JDE Peet’s Acquisition, the Company has announced that the Issuer intends to commence, subject to market and other customary conditions, a private offering of the Issuer’s senior unsecured notes, in multiple tranches, denominated in U.S. dollars and euros.

The Company intends to use the net proceeds from such offering and sale, together with other financing sources, to fund the JDE Peet’s Acquisition and to pay related fees and expenses in connection with the JDE Peet’s Acquisition and related transactions.

Any such offering will be made only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the notes. Any offers of the notes will be made only by means of a private offering memorandum. The notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction, and may not be offered or sold in the United States without registration or an applicable exemption from registration requirements.

Forward-Looking Statements

Certain statements in this report may be considered “forward-looking statements,” such as statements relating to the Transactions. Forward-looking statements include those preceded by, followed by or that include the words “anticipate,” “expect,” “believe,” “could,” “continue,” “ongoing,” “estimate,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will,” “would” and similar words. These forward-looking statements speak only as of the date of this report. Although the Company believes that its assumptions upon which such forward-looking statements are based are reasonable, the Company can give no assurance that these forward-looking statements will prove to be correct. Forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based, unless required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

10.1	Amendment No. 1 to Term Loan Agreement, dated as of March 6, 2026, among Keurig Dr Pepper Inc., as borrower, Maple Parent Holdings Corp., as borrower, Morgan Stanley Senior Funding, Inc., as administrative agent, the guarantors party thereto and the lenders party thereto.

99.1	KDP Coffee Co Financial Information.

99.2	Unaudited Pro Forma Condensed Combined Financial Information of KDP.

99.3	Unaudited Pro Forma Condensed Combined Financial Information of Global Coffee Co.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEURIG DR PEPPER INC.

By:	/s/ Anthony Shoemaker
	Name:	Anthony Shoemaker
	Title:	Chief Legal Officer, General Counsel and Secretary

Date: March 10, 2026